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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement under Rule 462(b) of Tellium, Inc. of our reports dated February 22, 2001 (Except Note 14, dated April 25, 2001), included in Amendment No. 6 to Registration Statement No. 333-46362 on Form S-1 of Tellium, Inc.


/s/ Deloitte & Touche LLP
Parsippany, New Jersey
May 16, 2001